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                                                                   EXHIBIT 10.22

_______________________, 2007

uWink, Inc.
16106 Hart Street
Van Nuys, California 91406

Ladies and Gentlemen:

         The undersigned (hereinafter, the "INVESTOR"), hereby confirms and agrees with the Company as follows:

         1. This Subscription Agreement (the "AGREEMENT") is made as the date hereof between uWink, Inc., a Delaware corporation (the "COMPANY"), and the Investor.

         2. The Company has authorized the sale and issuance of up to _____________ units (the "UNITS"), each of which consists of ________ shares of common stock, par value $0.001 per share (the "COMMON STOCK"), and a warrant (the "WARRANTS") to purchase _______ shares of Common Stock at an exercise price of $________ per share, to certain investors (the "OFFERING"), as more fully described in the Placement Agency Agreement, dated as of ___________, 2007 (the "PLACEMENT AGENCY AGREEMENT"), by and between the Company and Merriman Curhan Ford & Co., as lead placement agent (the "PLACEMENT AGENT"), and: (i) the Company's preliminary prospectus, dated July 23, 2007, (ii) the Company's free writing prospectus, dated August 1, 2007 and (iii) the Company's final prospectus, dated _____________, 2007 (collectively, the "PROSPECTUS") which forms a part of the Company's Registration Statement on Form SB-2 (File No. 333-144029) (the "REGISTRATION STATEMENT"). A copy of each of the Placement Agency Agreement and the Prospectus has been furnished to the Investor. All defined terms used herein and not otherwise defined shall have the same meanings ascribed to such terms in the Placement Agency Agreement.

         3. Subject to execution by the Company and the Placement Agent of the Placement Agency Agreement and delivery of the Prospectus, the Company and the Investor agree that the Investor will subscribe for and purchase from the Company, and the Company will issue and sell to the Investor, the number of Units set forth on the signature page hereto, at the purchase price of $____ per Unit, pursuant to the Terms and Conditions for Purchase of the Units attached hereto as ANNEX I and incorporated herein by reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by the Placement Agent and that there is no minimum offering amount, and that upon the Investor's acquisition of the Units, the Units will separate and will not be outstanding securities of the Company. Shares of Common Stock will be credited to the Investor using customary book-entry procedures.

         4. The Investor encloses herewith a check payable to, or will immediately make a wire transfer payment to "JPMorgan Chase Bank N.A., as Escrow Agent for uWink, Inc." in the full amount of the purchase price for the Units being subscribed for.


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         5. The Investor represents that, except as set forth below: (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company and (b) it is not a, and it has no direct or indirect affiliation or association with any, NASD member as of the date hereof (attach additional pages as necessary).

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         6. The Investor confirms that it had full access to all filings made by the Company with the Securities and Exchange Commission, including the Registration Statement, and that it was able to read, review, download and print each such filing.


                            SIGNATURE PAGES FOLLOWING


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         The undersigned Investor hereby confirms that the foregoing correctly sets forth the agreement between the Investor and the Company by signing in the space provided below for that purpose.

                  AGREED AND ACCEPTED:

                  Name of Investor:         ___________________________________


                                            By:________________________________
                                               Name:
                                               Title:

                  Address of Investor:      ___________________________________

                                            ___________________________________

                                            ___________________________________

                                            ___________________________________

                  Number of Units TO BE
                  PURCHASED by the
                  Investor in the Offering:

                                            ___________________________________

                  Purchase Price per Unit:
                                            ___________________________________

                  Total Purchase Price:     ___________________________


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         The Company hereby accepts the Investor's subscription for and purchase of the number of Units set forth on the Investor's signature page hereto.


                                        UWINK, INC.



                                        By: ___________________________________
                                            Name:
                                            Title:


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                                     ANNEX I

                 TERMS AND CONDITIONS FOR PURCHASE OF THE UNITS

         1. AGREEMENT TO SELL AND PURCHASE THE UNITS; SUBSCRIPTION DATE.

         1.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 2 below), the Company will sell to the Investor, and the Investor will purchase from the Company, the number of Units set forth on the signature page of this Agreement, at the purchase price set forth herein.

         1.2 The Company may enter into agreements similar to this Agreement with certain other investors (the "OTHER INVESTORS") and expects to complete sales of the Units to them. The Investor and the Other Investors hereinafter collectively are referred to as the "INVESTORS," and this Agreement and the agreements executed by the Other Investors are hereinafter collectively referred to as the "AGREEMENTS". The Company may accept or reject any one or more Agreements, in whole or in part, in its sole discretion. If an Investor's Agreement is rejected, funds received from the investor in payment for the Units purchased pursuant to the rejected Agreement or portion of Agreement will be returned without interest, deduction, penalty or expense, and this Agreement will thereafter be of no force or effect.

         2. DELIVERY OF THE UNITS AT CLOSING. The Company will hold an initial closing at any time after the receipt of one or more accepted Subscriptions (the "INITIAL CLOSING"). After the Initial Closing, subsequent closings of the purchase and sale of the Units (each a "CLOSING") may take place at any time and from time to time as provided in Section 2 of the Placement Agency Agreement.

         2.1 The Company's obligation to issue and sell the Units to the Investor shall be subject to the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing as set forth in this Agreement.

         2.2 The Investor's obligation to purchase the Units shall be subject to the conditions that: (a) the Placement Agent shall not have terminated the Placement Agency Agreement pursuant to the terms thereof and (b) the conditions to closing in the Placement Agency Agreement shall have been satisfied or waived.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

         3.1 The Company acknowledges and agrees that each Investor may rely on the representations and warranties made by it to the Placement Agent in Section 3 of the Placement Agency Agreement to the same extent as if such representations and warranties had been incorporated in full herein and made directly to the Investor.


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         3.2 This Agreement constitutes a valid and binding obligation of the
Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

         4.1 The Investor represents and warrants that it has received the Prospectus and the Registration Statement. The Investor is aware that an investment in the Units involves a number of significant risks and has carefully read and considered the matters set forth in the Prospectus and the Registration Statement, including but not limited to the Section entitled "Risk Factors."

         4.2 The Investor further represents and warrants to, and covenants with, the Company that: (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.3 The Investor represents and warrants to, and covenants with, the Company that: (i) individually and/or together with its advisors, the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Units; and (ii) the Investor has, in connection with its decision to purchase the number of Units set forth on the signature page of this Agreement, relied solely upon the Registration Statement, any amendments or supplements thereto and the Prospectus and has not relied upon any information provided by Merriman Curhan Ford & Co. in its capacity as Placement Agent for the Company.

         4.4 The Investor understands that nothing in the prospectus and any supplement thereto, this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

         4.5 From and after obtaining knowledge of the sale of the Units contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any Units, Common Stock or Warrants, effected any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Units, the Common Stock or the Warrants, granted any other right (including, without limitation, any put or call option) with respect to


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the Units, the Common Stock or the Warrants, or with respect to any security that includes, relates to or derives any significant part of its value from the Units, the Common Stock or the Warrants, whether or not, directly or indirectly, in order to hedge its position in the Units.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to such Investor of the Units being purchased and the payment therefor.

         6. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given: (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed,
(iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows: (a) if to the Company, then as provided in Section 11 of the Placement Agency Agreement; and (b) if to an Investor, at its address set forth on the signature page of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

         7. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         8. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

         9. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Such counterparts may be delivered by facsimile or other electronic transmission, which shall not affect the validity thereof.


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